UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May 29, 2020

BLOOMIN’ BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35625	20-8023465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, FL 33607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (813) 282-1225

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock	$0.01 par value	BLMN	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2020, Bloomin’ Brands, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Bloomin’ Brands, Inc. 2020 Omnibus Incentive Compensation Plan (the “2020 Plan”), which was unanimously approved by the Company’s Board of Directors (the “Board”) on April 8, 2020, subject to stockholder approval. The results of the stockholder vote on the approval of the 2020 Plan are set forth below under Item 5.07 of this Current Report on Form 8-K.

The summary of the 2020 Plan included in Proposal 4 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 9, 2020 (the “Proxy Statement”) is incorporated herein by reference. Such summary is qualified in its entirety by the full text of the 2020 Plan, which is attached as Appendix A to the Proxy Statement, and is also incorporated herein by reference.

Forms of the award agreements for the 2020 Plan are attached as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on May 29, 2020. A total of 80,148,022 shares of Common Stock, representing 91.62% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The results of voting on each of the matters submitted to a vote of security holders at the Annual Meeting are as follows:

1.
Stockholders elected each of the following two nominees as a director to serve for a term to expire at the 2023 Annual Meeting and until their successors have been duly elected and qualified, as set forth below.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
James R. Craigie	70,941,188	2,663,220	39,130	6,504,484
David J. Deno	71,009,101	2,596,763	37,674	6,504,484

2.	Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2020, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,233,719	4,844,620	69,683	—

3.	Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,561,377	17,038,637	43,524	6,504,484

4.	Stockholders approved the Bloomin’ Brands, Inc. 2020 Omnibus Incentive Compensation Plan, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,416,837	13,188,497	38,204	6,504,484

5.	Stockholders approved the non-binding stockholder proposal that the Board take steps necessary to eliminate the classified Board structure.

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,207,994	11,392,813	42,731	6,504,484

6.	Stockholders did not approve the stockholder proposal that the Board issue a report assessing how the Company could increase efforts to mitigate supply chain greenhouse gas emissions.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,440,911	53,881,600	321,027	6,504,484

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Bloomin’ Brands, Inc. 2020 Omnibus Incentive Compensation Plan (incorporated herein by reference to the Definitive Proxy Statement filed by Bloomin’ Brands, Inc. on April 9, 2020)
10.2	Form of Restricted Stock Unit Award Agreement for restricted stock granted to directors under the Bloomin’ Brands, Inc. 2020 Omnibus Incentive Compensation Plan
10.3	Form of Nonqualified Stock Option Award Agreement for options granted to executive management under the Bloomin’ Brands, Inc. 2020 Omnibus Incentive Compensation Plan
10.4	Form of Restricted Stock Unit Award Agreement for restricted stock granted to executive management under the Bloomin’ Brands, Inc. 2020 Omnibus Incentive Compensation Plan
10.5	Form of Performance Award Agreement for performance units granted to executive management under the Bloomin’ Brands, Inc. 2020 Omnibus Incentive Compensation Plan
10.6	Form of Restricted Cash Award Agreement for cash awards granted to executive management under the Bloomin’ Brands, Inc. 2020 Omnibus Incentive Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIN’ BRANDS, INC.
(Registrant)

Date:	May 29, 2020	By:	/s/ Kelly Lefferts
Kelly Lefferts
Executive Vice President, Chief Legal Officer and Secretary